                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: October 1, 2001
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)



         1-1511                                           38-0533580
       ----------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
------------------------------------------------                   -----
(Address of principal executive offices)                        (Zip Code)


                                (248) 354-7700
                                --------------
              (Registrant's telephone number, including area code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 3.     Bankruptcy or Receivership

On October 1, 2001, Federal-Mogul Corporation ("FMO") and its United States subsidiaries have filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United State Bankruptcy Court for the District of Delaware in Wilmington.

In addition, the Company's subsidiaries in the United Kingdom have filed jointly for Chapter 11 and Administration under the United Kingdom Insolvency Act of 1986. No company subsidiaries outside of the United States and United Kingdom are included in these filings.

The petitioners involved in Chapter 11 will continue to operate their businesses as debtors-in-possession.

On October 1, 2001 a press release related to the foregoing, which is attached hereto as an exhibit and incorporated herein by reference.

Item 5.     Other Events

The Board of Directors of FMO has elected Frank E. Macher as Chairman and Chief Executive Officer, effective October 1, 2001. Mr. Macher replaces Robert S. (Steve) Miller Jr., who had been serving as non-executive chairman and who will remain on Federal-Mogul's board of directors.

On October 1, 2001, a press release related to the foregoing, which is attached hereto as an exhibit and incorporated herein by reference.




                                  EXHIBIT INDEX
                                  -------------

99.   Press releases dated October 1, 2001.

                                       2
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 1, 2001




                                          FEDERAL-MOGUL CORPORATION



                                          By:   /s/ David M. Sherbin
                                             -----------------------------------
                                                 Name:  David M. Sherbin
                                                 Title: Vice President, Deputy
                                                        General Counsel and
                                                        Secretary

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